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                                                                     EXHIBIT 3.2




                              SECOND AMENDMENT TO
                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                             AMRESCO CAPITAL TRUST


         AMRESCO Capital Trust, a real estate investment trust under the Texas Real Estate Investment Trust Act, as amended (the "Texas REIT Act"), hereby adopts the following Second Amendment to Amended and Restated Declaration of Trust of AMRESCO Capital Trust, recorded in the Dallas County Clerk's Office on February 3, 1998 as Document No. 30979, Vol. 98022, Page 00055, as amended by First Amendment to Amended and Restated Declaration of Trust as recorded in the Dallas County Clerk's Office on May 5, 1998 as Document No. 130686, Vol. 98087, Page 00145.


         ARTICLE 1. The name of the real estate investment trust is AMRESCO Capital Trust.

         ARTICLE 2. Article IV of the Amended and Restated Declaration of Trust is replaced in its entirety by the following:


                                   ARTICLE IV

         The names and business mailing addresses of the Trust Managers are as follows:

                 NAME                              MAILING ADDRESS
        Robert L. Adair III                        AMRESCO, Inc.
                                                   700 North Pearl Street
                                                   Suite 2400, LB 342
                                                   Dallas, Texas   75201-7424

        Robert H. Lutz, Jr.                        AMRESCO, Inc.
                                                   700 North Pearl Street
                                                   Suite 2400, LB 342
                                                   Dallas, Texas   75201-7424

        Mark D. Gibson                             Holiday Fenoglio Fowler, L.P.
                                                   8750 North Central Expressway
                                                   Suite 950
                                                   Dallas, Texas 75231-6428

        James C. Leslie                            The Staubach Company
                                                   6750 LBJ Freeway, Suite 1100
                                                   Dallas, Texas 75240

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
        Christopher Leinberger                     Robert Charles Lesser & Company
                                                   142 Lincoln Avenue, Suite 501
                                                   Santa Fe, New Mexico  87501

        Bruce W. Duncan                            The Cadillac Fairview Corporation, Ltd.
                                                   20 Queen Street West
                                                   Toronto, Ontario M5H 3R4

        John Deterding                             Deterding Associates
                                                   107 North Waterview
                                                   Richardson, Texas 75080

         ARTICLE 3. The Second Amendment to Amended and Restated Declaration of Trust was approved by the Sole Shareholder effective as of May 9, 1998.


         IN WITNESS WHEREOF, the undersigned hereby executes this Second Amendment to Amended and Restated Declaration of Trust effective as of the 9th day of May, 1998.

                                        AMRESCO CAPITAL TRUST



                                        By: /s/ MICHAEL L. McCOY
                                            -----------------------------------
                                                Michael L. McCoy
                                                Senior Vice President,
                                                General Counsel and Secretary
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                                ACKNOWLEDGEMENT

STATE OF TEXAS            )
                          )
COUNTY OF DALLAS          )


         On May 18th, 1998, before me, the undersigned Notary Public, duly commissioned and qualified within and for the State and County aforesaid, personally came and appeared Michael L. McCoy, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity as Senior Vice President, General Counsel and Secretary of AMRESCO Capital Trust.

         Witness my hand and official seal.


                                                     /s/ PATTI WOMACK
                                             -----------------------------------
        [SEAL]
                                             -----------------------------------
                                                        NOTARY PUBLIC





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